                                                                    Exhibit 99.2

                APPOINTMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          This is an Appointment, Assumption and Recognition Agreement (this "AAR Agreement") made as of January 1, 2007, among Merrill Lynch Mortgage Investors, Inc. as depositor (the "Depositor"), Merrill Lynch Mortgage Lending, Inc. as servicing rights owner (the "Servicing Rights Owner"), Wells Fargo Bank, National Association as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), HSBC Bank USA, National Association as trustee (the "Trustee") and Wells Fargo Bank, National Association as successor servicer (the "Company").

                                   WITNESSETH

          WHEREAS, the Depositor, the Master Servicer, the Securities Administrator and the Trustee entered into the Stack II Pooling and Servicing Terms (the "Pooling and Servicing Agreement"), dated as of October 1, 2006, relating to Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Mortgage Pass-Through Certificates;

          WHEREAS, PHH Mortgage Corporation ("PHH"), formerly known as Cendant Mortgage Corporation having an address at 3000 Leadenhall Rd, Mt. Laurel, New Jersey 08054, is currently servicing the Mortgage Loans identified on Attachment 1 attached hereto until January 1, 2007 (the "Subject Mortgage Loans") pursuant to a servicing agreement between the Depositor and PHH;

          WHEREAS, pursuant to Section 3.20 of the Pooling and Servicing Agreement, the Servicing Rights Owner has the right to transfer the servicing responsibilities of PHH with respect to the Subject Mortgage Loans without cause upon the satisfaction of certain conditions set forth in the Pooling and Servicing Agreement;

          WHEREAS, the Depositor and the Servicing Rights Owner desire to effectuate the replacement of PHH as the Servicer with respect to the Subject Mortgage Loans;

          NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereto agree that the Subject Mortgage Loans shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement and the Wells Fargo Servicing Agreement.

Appointment of Company

     1. (a) The Servicing Rights Owner hereby appoints the Company as successor servicer under the Pooling and Servicing Agreement with respect to the Subject Mortgage Loans. In addition, the Servicing Rights Owner hereby provides written notification to PHH of its termination as Servicer with respect to the Subject Mortgage Loans to be effective on January 1, 2007 (the "Termination Date").

               (b) Each of the Master Servicer and the Trustee acknowledges the appointment of Company as a "qualified servicer" under the Pooling and Servicing Agreement and hereby designates the Company as the Servicer of the Subject Mortgage Loans from and after the Termination Date.

               (c) PHH acknowledges the transfer of the servicing of the Subject Mortgage Loans to the Company on the Termination Date and, notwithstanding such transfer, PHH acknowledges and confirms that it will fulfill its ongoing obligations under the Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of March 27, 2001, among Merrill Lynch Mortgage Capital, Inc. ("MLMC"), Bishop's Gate Residential Mortgage Trust and PHH, as modified by the Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among MLMC, the Servicing Rights Owner and PHH, and as further modified by the Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among PHH, the Depositor and the Servicing Rights Owner (collectively, the "PHH Servicing Agreement") in respect of the period during which it acted as servicer of the Subject Mortgage Loans, including without limitation, its obligations to provide a compliance statement pursuant to Section 7A.04 of the PHH Servicing Agreement, an Assessment of Compliance, an Accountant's Attestation and a Sarbanes Certification pursuant to Section 7A.05 of the PHH Servicing Agreement.

               In addition, PHH represents and warrants to the parties hereto as of the date hereof that it has been assigned a servicer rating of "Strong" from S&P and "RPS1-" from Fitch.

Representations, Warranties and Covenants

     2. The following representations and warranties are hereby made by the Depositor to the Servicing Rights Owner, the Company, the Master Servicer and the Trustee as of the date hereof:

               (a) The Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its formation and has full power and authority (corporate and other) necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this AAR Agreement.

               (b) It has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this AAR Agreement and has duly authorized by all necessary corporate action on its part the execution, delivery and performance of this AAR Agreement; and this AAR Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (1) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (2) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and further subject to public policy with respect to indemnity and contribution under applicable securities law.

               (c) The execution and delivery of this AAR Agreement by it, the consummation of any other of the transactions contemplated by this AAR Agreement, and the fulfillment of or compliance with the terms hereof are in its ordinary course of business and will not (1) result in a material breach of any term or provision of its charter or by-laws, (2) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (3) constitute a material violation of any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it; and it is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may impair its ability to perform or meet any of its obligations under this AAR Agreement.

               (d) No litigation is pending or, to the best of its knowledge, threatened, against it that would materially and adversely affect the execution, delivery or enforceability of this AAR Agreement or its ability to perform any of its obligations under this AAR Agreement in accordance with the terms hereof.

               (e) No consent, approval, authorization or order of any court or governmental agency or body is required for its execution, delivery and performance of, or compliance with, this AAR Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same.

     3. The following representations and warranties are hereby made by the Servicing Rights Owner to the Depositor, the Company, the Master Servicer and the Trustee as of the date hereof:

               (a) The Servicing Rights Owner is duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its formation and has full power and authority (corporate and other) necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this AAR Agreement.

               (b) It has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this AAR Agreement and has duly authorized by all necessary corporate action on its part the execution, delivery and performance of this AAR Agreement; and this AAR Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (1) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (2) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and further subject to public policy with respect to indemnity and contribution under applicable securities law.

               (c) The execution and delivery of this AAR Agreement by it, the consummation of any other of the transactions contemplated by this AAR Agreement, and the fulfillment of or compliance with the terms hereof are in its ordinary course of business and will not (1) result in a material breach of any term or provision of its charter or by-laws, (2) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (3) constitute a material violation of any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it; and it is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may impair its ability to perform or meet any of its obligations under this AAR Agreement.

               (d) No litigation is pending or, to the best of its knowledge, threatened, against it that would materially and adversely affect the execution, delivery or enforceability of this AAR Agreement or its ability to perform any of its obligations under this AAR Agreement in accordance with the terms hereof.

               (e) No consent, approval, authorization or order of any court or governmental agency or body is required for its execution, delivery and performance of, or compliance with, this AAR Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same.

               (f) It has the right to transfer the servicing obligations of PHH as the Servicer of the Subject Mortgage Loans pursuant to Section 3.20 of the Pooling and Servicing Agreement and such transfer shall be exercised in accordance with the terms and conditions of the Pooling and Servicing Agreement and all applicable law.

     4. The following representations, warranties and covenants are hereby made by the Company to the Depositor, the Servicing Rights Owner, the Master Servicer and the Trustee as of the date hereof:

               (a) The Company is duly organized, validly existing and in good standing under the laws of the United States of America, and has all requisite power and authority to service and administer the Subject Mortgage Loans and otherwise to perform the obligations with respect to the Subject Mortgage Loans set forth in the Seller's Warranties and Servicing Agreement (WFHM Mortgage Loan Series 2006-W90) (the "Wells Fargo Servicing Agreement"), dated as of November 1, 2006, between Merrill Lynch Bank, USA and the Company, as modified by this AAR Agreement. A copy of the Wells Fargo Servicing Agreement is attached hereto as Attachment 2.

               (b) The Company has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Company. This AAR Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws administered by the FDIC affecting the contract obligations of insured banks now or hereafter in effect, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

               (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby.

               (d) The Company accepts the appointment as successor Servicer of the Subject Mortgage Loans under the Pooling and Servicing Agreement.

               (e) The Company shall service the Subject Mortgage Loans in accordance with the terms and provisions of the Wells Fargo Servicing Agreement, as modified by this AAR Agreement, for the exclusive benefit of the Trustee, on behalf of the holders of the Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Mortgage Pass-Through Certificates (the "Certificateholders"). The Company shall establish a Custodial Account and an Escrow Account under the Wells Fargo Servicing Agreement with respect to the Subject Mortgage Loans in favor of Trustee on behalf of the Certificateholders, and shall remit collections received on the Subject Mortgage Loans to the appropriate account as required by the Wells Fargo Servicing Agreement. The Custodial Account and the Escrow Account each shall be entitled "Wells Fargo Bank, National Association, as Servicer, in trust for Wells Fargo Bank, National Association, as Securities Administrator for Merrill Lynch Mortgage Investors Trust MLMI Series 2006-AF2 Mortgage Pass-Through Certificates" and shall be an Eligible Account.

               (f) (1) No default or servicing related performance trigger has occurred as to any other securitization due to any act or failure to act of the Company; (2) no material noncompliance with applicable servicing criteria as to any other securitization has been disclosed or reported by the Company; (3) the Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (4) no material changes to the Company's servicing policies and procedures for similar loans has occurred in the preceding three years; (5) there are no aspects of the Company's financial condition that could reasonably be expected to have a material adverse impact on the performance by the Company of its obligations hereunder; (6) there are no legal proceedings pending, or known to be contemplated by governmental authorities, against the Company that could be material to investors in the securities issued; and (7) there are no affiliations, relationships or transactions relating to the Company of a type that are described under Item 1119 of Regulation AB (other than with respect to the Company's affiliation with the Custodian, the Master Servicer and the Securities Administrator).

Recognition of Assignee

     5. From and after the Termination Date, the Company shall recognize the Trustee, on behalf of the Certificateholders, as owner of the Subject Mortgage Loans and will service the Subject Mortgage Loans in accordance with the Wells Fargo Servicing Agreement (as modified herein), the terms of which are incorporated herein by reference. The Company hereby acknowledges that the Mortgage Loans are part of a REMIC. In no event will the Company service the Mortgage Loans in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code).

          The Company hereby acknowledges that the Trustee, acting pursuant to the terms of the Pooling and Servicing Agreement, has the right to enforce all obligations of the Company, as they relate to the Subject Mortgage Loans, under the Wells Fargo Servicing Agreement, as modified by this Agreement. Such right will include, without limitation, the right to indemnification, the right to terminate the Company under the Wells Fargo Servicing Agreement upon the occurrence of an Event of Default thereunder and the right to exercise certain rights of consent and approval relating to actions taken by the Company under the Wells Fargo Servicing Agreement. In addition, any notice required to be given by the "Purchaser" pursuant to Section 10.01 of the Wells Fargo Servicing Agreement shall be given by the Trustee. The Company further acknowledges that pursuant to the terms of the Pooling and Servicing Agreement, the Master Servicer is required to monitor the performance of the Company under the Wells Fargo Servicing Agreement, as modified by this Agreement. The Master Servicer shall have the right to receive all remittances required to be made by the Company under the Wells Fargo Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Wells Fargo Servicing Agreement, as modified by this Agreement, the right to examine the books and records of the Company under the Wells Fargo Servicing Agreement and the right to indemnification under the Wells Fargo Servicing Agreement. In addition, if the Company shall fail to remit any payment pursuant to the Wells Fargo Servicing Agreement, as modified by this Agreement, the Master Servicer shall notify the Trustee and the Trustee shall notify the Company of such failure as set forth in Section 10.01 of the Wells Fargo Servicing Agreement.

     6. In connection therewith, the Company hereby agrees that all remittances required to be made with respect to the Subject Mortgage Loans pursuant to the Wells Fargo Servicing Agreement will be made in accordance with the following wire transfer instructions:

                    Bank: Wells Fargo Bank, N.A.
                    ABA Routing Number: 121-000-248
                    Account Name: Corporate Trust Clearing
                    Account Number: 3970771416
                    For Credit to: MLMI Series 2006-AF2, Acct# 50961200

and the Company shall deliver all reports required to be delivered under the Wells Fargo Servicing Agreement to the Master Servicer at:

                    Wells Fargo Bank, N.A.
                    9062 Old Annapolis Road
                    Columbia, Maryland 21045
                    Attention: Client Manager - MLMI 2006-AF2

     It is the intention of the parties hereto that this AAR Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

Modification of the Wells Fargo Servicing Agreement

     7. In connection with the servicing and administration of the Subject Mortgage Loans, the Wells Fargo Servicing Agreement shall be modified as follows:

               (a) The definition of "Remittance Date" in Article I of the Wells Fargo Servicing Agreement is modified by deleting the words "immediately following" and replacing them with "immediately preceding".

               (b) Article I of the Wells Fargo Servicing Agreement is modified by deleting the definition of "Business Day" in its entirety and replacing it with the following:

               "Business Day: Any day other than (i) a Saturday or Sunday, or
          (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or on which banking and savings and loan institutions in the State of Maryland, State of Minnesota or State of California are authorized or obligated by law or executive order to be closed."

               (c) Section 3.02 of the Wells Fargo Servicing Agreement is modified by deleting such section in its entirety and replacing it with the following:

               "[Reserved].

               (d) Section 4.01 of the Wells Fargo Servicing Agreement is modified by adding the following new paragraph after the second paragraph of such section.

               "Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Company, such default is reasonably foreseeable, the

          Company, consistent with Accepted Servicing Practices may waive, modify or vary any term of such Mortgage Loan (including, but not limited to, modifications that change the Mortgage Interest Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the scheduled principal balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Company's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Purchaser."

               (e) The first paragraph of Section 4.04 of the Wells Fargo Servicing Agreement is modified by replacing the phrase "Wells Fargo Bank, N.A., in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans - P&I." with "Wells Fargo Bank, N.A. in trust for Wells Fargo Bank, N.A., as master servicer on behalf of the Merrill Lynch Mortgage Investors Trust, Series 2006-AF2."

               (f) Section 4.04(viii) of the Wells Fargo Servicing Agreement is modified by deleting such section in its entirety and replacing it with the following:

               "with respect to each Principal Prepayment an amount (to be paid by the Company out of its funds) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Loan Remittance Rate; provided, however, that in no event shall the aggregate of deposits made by the Company pursuant to this clause (viii) exceed the aggregate amount of the Company's Servicing Fee in the calendar month in which such deposits are required;"

               (g) The first paragraph of Section 4.06 of the Wells Fargo Servicing Agreement is modified by replacing the phrase "Wells Fargo Bank, N.A., in trust for the Purchaser and/or subsequent purchasers of the Residential Mortgage Loans, and various Mortgagors - T&I." with "Wells Fargo Bank, N.A. in trust for Wells Fargo Bank, N.A., as master servicer on behalf of the Merrill Lynch Mortgage Investors Trust, Series 2006-AF2."

               (h) Section 5.01 of the Wells Fargo Servicing Agreement is modified by deleting the second paragraph in its entirety and replacing it with the following:

               "With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three (3) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. Payments by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company."

               (i) Section 5.02 of the Wells Fargo Servicing Agreement is modified by deleting such section in its entirety and replacing it with the following:

               "On or before the tenth calendar day of each month (or if such day is not a Business Day, the immediately preceding Business Day), the Company shall furnish to the Master Servicer a delinquency report in the form set forth in Exhibit J-1, a monthly remittance advice in the form set forth in Exhibit J-2, and a realized loss report in the form set forth in Exhibit J-3, each in a mutually agreeable electronic format, as to the latest Due Period, together with such other information with respect to the Mortgage Loans as the Master Servicer may reasonably require to allocate distributions made pursuant to this Agreement and to provide appropriate statements in connection therewith."

               (j) Section 6.04 of the Wells Fargo Servicing Agreement is modified by replacing the phrase "the Purchaser, any Master Servicer and any Depositor" with "the Master Servicer".

               (k) Section 6.04 of the Wells Fargo Servicing Agreement is further modified by replacing the phrase "the Purchaser, such Master Servicer and such Depositor" with "the Master Servicer".

               (l) Section 6.06 of the Wells Fargo Servicing Agreement is modified by replacing the phrase "the Purchaser, any Master Servicer and any Depositor" with "the Master Servicer".

               (m) Section 6.06 of the Wells Fargo Servicing Agreement is further modified by replacing the phrase "the Purchaser, such Master Servicer and such Depositor" with "the Master Servicer".

               (n) Section 6.06 of the Wells Fargo Servicing Agreement is further modified by replacing the phrase "the Purchaser and such Depositor" with "the Master Servicer".

               (o) Section 9.01(e) of the Wells Fargo Servicing Agreement is modified by replacing the phrase "subsection (d)" with "subsection (e)" in each instance.

               (p) Section 9.01(e)(iv) of the Wells Fargo Servicing Agreement is modified by replacing the phrase "If so requested by the Purchaser or any Depositor for" with "For".

               (q) Section 9.01(f)(i) of the Wells Fargo Servicing Agreement is modified by replacing the phrase "Sections 4.24" with "Sections 4.26".

               (r) Section 9.01(f)(ii) of the Wells Fargo Servicing Agreement is modified by replacing the phrase "any breach by the Company of its obligations under this Section 9.01(e)" with "any breach by the Company of its obligations under Sections 4.26, 6.04, 6.06 and 9.01(e)".

               (s) Section 9.01(f)(iv) of the Wells Fargo Servicing Agreement is modified by replacing the phrase "performance under this Section 9.01(e)" with "performance under Sections 4.26, 6.04, 6.06 and 9.01(e)".

               (t) Section 10.01(ii) of the Wells Fargo Servicing Agreement is modified by adding the following language to the beginning of such section:
     "except with respect to clause (x) below,"

               (u) Article XII of the Wells Fargo Servicing Agreement is modified by adding the following new Section 12.15:

     "Section 12.15. Third Party Beneficiary.

     For purposes of this Article XII and any related provisions thereto, any Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement."

               (v) The Wells Fargo Servicing Agreement is modified by adding the following new exhibits at the end thereto:

                                  "EXHIBIT J-1

EXHIBIT: STANDARD FILE LAYOUT - DELINQUENCY REPORTING

     COLUMN/HEADER NAME                      DESCRIPTION                 DECIMAL    FORMAT COMMENT
     ------------------       ----------------------------------------   -------   ----------------
SERVICER_LOAN_NBR             A unique number assigned to a loan by
                              the Servicer. This may be different
                              than the LOAN_NBR

LOAN_NBR                      A unique identifier assigned to each
                              loan by the originator.

CLIENT_NBR                    Servicer Client Number

SERV_INVESTOR_NBR             Contains a unique number as assigned by
                              an external servicer to identify a
                              group of loans in their system.

BORROWER_FIRST_NAME           First Name of the Borrower.

BORROWER_LAST_NAME            Last name of the borrower.

PROP_ADDRESS                  Street Name and Number of Property

PROP_STATE                    The state where the property located.

PROP_ZIP                      Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE        The date that the borrower's next                    MM/DD/YYYY
                              payment is due to the servicer at the
                              end of processing cycle, as reported by
                              Servicer.

LOAN_TYPE                     Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE         The date a particular bankruptcy claim               MM/DD/YYYY
                              was filed.

BANKRUPTCY_CHAPTER_CODE       The chapter under which the bankruptcy
                              was filed.

BANKRUPTCY_CASE_NBR           The case number assigned by the court
                              to the bankruptcy filing.

POST_PETITION_DUE_DATE        The payment due date once the                        MM/DD/YYYY
                              bankruptcy has been approved by the
                              courts

BANKRUPTCY_DCHRG_DISM_DATE    The Date The Loan Is Removed From                    MM/DD/YYYY
                              Bankruptcy. Either by Dismissal,
                              Discharged and/or a Motion For Relief
                              Was Granted.

LOSS_MIT_APPR_DATE            The Date The Loss Mitigation Was                     MM/DD/YYYY
                              Approved By The Servicer

LOSS_MIT_TYPE                 The Type Of Loss Mitigation Approved
                              For A Loan Such As;

LOSS_MIT_EST_COMP_DATE        The Date The Loss Mitigation /Plan Is                MM/DD/YYYY
                              Scheduled To End/Close

LOSS_MIT_ACT_COMP_DATE        The Date The Loss Mitigation Is                      MM/DD/YYYY
                              Actually Completed

FRCLSR_APPROVED_DATE          The date DA Admin sends a letter to the              MM/DD/YYYY
                              servicer with instructions to begin
                              foreclosure proceedings.

ATTORNEY_REFERRAL_DATE        Date File Was Referred To Attorney to                MM/DD/YYYY
                              Pursue Foreclosure

FIRST_LEGAL_DATE              Notice of 1st legal filed by an                      MM/DD/YYYY
                              Attorney in a Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE     The date by which a foreclosure sale is              MM/DD/YYYY
                              expected to occur.

FRCLSR_SALE_DATE              The actual date of the foreclosure sale.             MM/DD/YYYY

FRCLSR_SALE_AMT               The amount a property sold for at the         2      No commas(,) or
                              foreclosure sale.                                    dollar signs ($)

EVICTION_START_DATE           The date the servicer initiates                      MM/DD/YYYY
                              eviction of the borrower.

EVICTION_COMPLETED_DATE       The date the court revokes legal                     MM/DD/YYYY
                              possession of the property from the
                              borrower.

LIST_PRICE                    The price at which an REO property is         2      No commas(,) or
                              marketed.                                            dollar signs ($)

LIST_DATE                     The date an REO property is listed at a              MM/DD/YYYY
                              particular price.

OFFER_AMT                     The dollar value of an offer for an REO       2      No commas(,) or
                              property.                                            dollar signs ($)

OFFER_DATE_TIME               The date an offer is received by DA                  MM/DD/YYYY
                              Admin or by the Servicer.

REO_CLOSING_DATE              The date the REO sale of the property                MM/DD/YYYY
                              is scheduled to close.

REO_ACTUAL_CLOSING_DATE       Actual Date Of REO Sale                              MM/DD/YYYY

OCCUPANT_CODE                 Classification of how the property is
                              occupied.

PROP_CONDITION_CODE           A code that indicates the condition of
                              the property.

PROP_INSPECTION_DATE          The date a  property inspection is                   MM/DD/YYYY
                              performed.

APPRAISAL_DATE                The date the appraisal was done.                     MM/DD/YYYY

CURR_PROP_VAL                  The current "as is" value of the             2
                              property based on brokers price opinion
                              or appraisal.

REPAIRED_PROP_VAL             The amount the property would be worth        2
                              if repairs are completed pursuant to a
                              broker's price opinion or appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE            FNMA Code Describing Status of Loan

DELINQ_REASON_CODE            The circumstances which caused a
                              borrower to stop paying on a loan.
                              Code indicates the reason why the loan
                              is in default for this cycle.

MI_CLAIM_FILED_DATE           Date Mortgage Insurance Claim Was Filed              MM/DD/YYYY
                              With Mortgage Insurance Company.

MI_CLAIM_AMT                  Amount of Mortgage Insurance Claim Filed             No commas(,) or
                                                                                   dollar signs ($)

MI_CLAIM_PAID_DATE            Date Mortgage Insurance Company                      MM/DD/YYYY
                              Disbursed Claim Payment

MI_CLAIM_AMT_PAID             Amount Mortgage Insurance Company Paid        2      No commas(,) or
                              On Claim                                             dollar signs ($)

POOL_CLAIM_FILED_DATE         Date Claim Was Filed With Pool                       MM/DD/YYYY
                              Insurance Company

POOL_CLAIM_AMT                Amount of Claim Filed With Pool               2      No commas(,) or
                              Insurance Company                                    dollar signs ($)

POOL_CLAIM_PAID_DATE          Date Claim Was Settled and The Check                 MM/DD/YYYY
                              Was Issued By The Pool Insurer

POOL_CLAIM_AMT_PAID           Amount Paid On Claim By Pool Insurance        2      No commas(,) or
                              Company                                              dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With                 MM/DD/YYYY
                              HUD

FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed              2      No commas(,) or
                                                                                   dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment              MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim               2      No commas(,) or
                                                                                   dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE   Date FHA Part B Claim Was Filed With                 MM/DD/YYYY
                              HUD

FHA_PART_B_CLAIM_AMT          Amount of FHA Part B Claim Filed              2      No commas(,) or
                                                                                   dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE    Date HUD Disbursed Part B Claim                      MM/DD/YYYY
                              Payment

FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim               2      No commas(,) or
                                                                                   dollar signs ($)

VA_CLAIM_FILED_DATE           Date VA Claim Was Filed With the                     MM/DD/YYYY
                              Veterans Admin

VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA                    MM/DD/YYYY
                              Claim Payment

VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim       2      No commas(,) or
                                                                                   dollar signs ($)

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     -    ASUM- Approved Assumption

     -    BAP-  Borrower Assistance Program

     -    CO-   Charge Off

     -    DIL-  Deed-in-Lieu

     -    FFA-  Formal Forbearance Agreement

     -    MOD-  Loan Modification

     -    PRE-  Pre-Sale

     -    SS-   Short Sale

     -    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     -    Mortgagor

     -    Tenant

     -    Unknown

     -    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     -    Damaged

     -    Excellent

     -    Fair

     -    Gone

     -    Good

     -    Poor

     -    Special Hazard

     -    Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY CODE   DELINQUENCY DESCRIPTION
----------------   -----------------------------------------
001                FNMA-Death of principal mortgagor
002                FNMA-Illness of principal mortgagor
003                FNMA-Illness of mortgagor's family member
004                FNMA-Death of mortgagor's family member
005                FNMA-Marital difficulties
006                FNMA-Curtailment of income
007                FNMA-Excessive Obligation
008                FNMA-Abandonment of property
009                FNMA-Distant employee transfer
011                FNMA-Property problem
012                FNMA-Inability to sell property
013                FNMA-Inability to rent property
014                FNMA-Military Service
015                FNMA-Other
016                FNMA-Unemployment
017                FNMA-Business failure
019                FNMA-Casualty loss
022                FNMA-Energy environment costs
023                FNMA-Servicing problems
026                FNMA-Payment adjustment
027                FNMA-Payment dispute
029                FNMA-Transfer of ownership pending
030                FNMA-Fraud
031                FNMA-Unable to contact borrower
INC                FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------------------------------
     09       Forbearance
     17       Pre-foreclosure Sale Closing Plan Accepted
     24       Government Seizure
     26       Refinance
     27       Assumption
     28       Modification
     29       Charge-Off
     30       Third Party Sale
     31       Probate
     32       Military Indulgence
     43       Foreclosure Started
     44       Deed-in-Lieu Started
     49       Assignment Completed
     61       Second Lien Considerations
     62       Veteran's Affairs-No Bid
     63       Veteran's Affairs-Refund
     64       Veteran's Affairs-Buydown
     65       Chapter 7 Bankruptcy
     66       Chapter 11 Bankruptcy
     67       Chapter 13 Bankruptcy

                                   EXHIBIT J-2

     STANDARD FILE LAYOUT - MASTER SERVICING

                                                                                                              MAX
COLUMN NAME              DESCRIPTION                            DECIMAL   FORMAT COMMENT                     SIZE
-----------              ------------------------------------   -------   --------------------------------   ----
SER_INVESTOR_NBR         A value assigned by the Servicer to              Text up to 10 digits                20
                         define a group of loans.

LOAN_NBR                 A unique identifier assigned to each             Text up to 10 digits                10
                         loan by the investor.

SERVICER_LOAN_NBR        A unique number assigned to a loan               Text up to 10 digits                10
                         by the Servicer. This may be
                         different than the LOAN_NBR.

BORROWER_NAME            The borrower name as received in the             Maximum length of 30 (Last,         30
                         file. It is not separated by first               First)
                         and last name.

SCHED_PAY_AMT            Scheduled monthly principal and           2      No commas(,) or dollar signs ($)    11
                         scheduled interest payment that a
                         borrower is expected to pay, P&I
                         constant.

NOTE_INT_RATE            The loan interest rate as reported        4      Max length of 6                      6
                         by the Servicer.

NET_INT_RATE             The loan gross interest rate less         4      Max length of 6                      6
                         the service fee rate as reported by
                         the Servicer.

SERV_FEE_RATE            The servicer's fee rate for a loan        4      Max length of 6                      6
                         as reported by the Servicer.

SERV_FEE_AMT             The servicer's fee amount for a loan      2      No commas(,) or dollar signs ($)    11
                         as reported by the Servicer.

NEW_PAY_AMT              The new loan payment amount as            2      No commas(,) or dollar signs ($)    11
                         reported by the Servicer.

NEW_LOAN_RATE            The new loan rate as reported by the      4      Max length of 6                      6
                         Servicer.

ARM_INDEX_RATE           The index the Servicer is using to        4      Max length of 6                      6
                         calculate a forecasted rate.

ACTL_BEG_PRIN_BAL        The borrower's actual principal           2      No commas(,) or dollar signs ($)    11
                         balance at the beginning of the
                         processing cycle.

ACTL_END_PRIN_BAL        The borrower's actual principal           2      No commas(,) or dollar signs ($)    11
                         balance at the end of the processing
                         cycle.

BORR_NEXT_PAY_DUE_DATE   The date at the end of processing                MM/DD/YYYY                          10
                         cycle that the borrower's next
                         payment is due to the Servicer, as
                         reported by Servicer.

SERV_CURT_AMT_1          The first curtailment amount to be        2      No commas(,) or dollar signs ($)    11
                         applied.

SERV_CURT_DATE_1         The curtailment date associated with             MM/DD/YYYY                          10
                         the first curtailment amount.

CURT_ADJ_ AMT_1          The curtailment interest on the           2      No commas(,) or dollar signs ($)    11
                         first curtailment amount, if
                         applicable.

SERV_CURT_AMT_2          The second curtailment amount to be       2      No commas(,) or dollar signs ($)    11
                         applied.

SERV_CURT_DATE_2         The curtailment date associated with             MM/DD/YYYY                          10
                         the second curtailment amount.

CURT_ADJ_ AMT_2          The curtailment interest on the           2      No commas(,) or dollar signs ($)    11
                         second curtailment amount, if
                         applicable.

SERV_CURT_AMT_3          The third curtailment amount to be        2      No commas(,) or dollar signs ($)    11
                         applied.

SERV_CURT_DATE_3         The curtailment date associated with             MM/DD/YYYY                          10
                         the third curtailment amount.

CURT_ADJ_AMT_3           The curtailment interest on the           2      No commas(,) or dollar signs ($)    11
                         third curtailment amount, if
                         applicable.

PIF_AMT                  The loan "paid in full" amount as         2      No commas(,) or dollar signs ($)    11
                         reported by the Servicer.

PIF_DATE                 The paid in full date as reported by             MM/DD/YYYY                          10
                         the Servicer.

ACTION_CODE              The standard FNMA numeric code used              Action Code Key: 15=Bankruptcy,      2
                         to indicate the default/delinquent               30=Foreclosure, 60=PIF,
                         status of a particular loan.                     63=Substitution,
                                                                          65=Repurchase, 70=REO

INT_ADJ_AMT              The amount of the interest                2      No commas(,) or dollar signs ($)    11
                         adjustment as reported by the
                         Servicer.

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment         2      No commas(,) or dollar signs ($)    11
                         amount, if applicable.

NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if       2      No commas(,) or dollar signs ($)    11
                         applicable.

LOAN_LOSS_AMT            The amount the Servicer is passing        2      No commas(,) or dollar signs ($)    11
                         as a loss, if applicable.

SCHED_BEG_PRIN_BAL       The scheduled outstanding principal       2      No commas(,) or dollar signs ($)    11
                         amount due at the beginning of the
                         cycle date to be passed through to
                         investors.

SCHED_END_PRIN_BAL       The scheduled principal balance due       2      No commas(,) or dollar signs ($)    11
                         to investors at the end of a
                         processing cycle.

SCHED_PRIN_AMT           The scheduled principal amount as         2      No commas(,) or dollar signs ($)    11
                         reported by the Servicer for the
                         current cycle -- only applicable for
                         Scheduled/Scheduled Loans.

SCHED_NET_INT            The scheduled gross interest amount       2      No commas(,) or dollar signs ($)    11
                         less the service fee amount for the
                         current cycle as reported by the
                         Servicer -- only applicable for
                         Scheduled/Scheduled Loans.

ACTL_PRIN_AMT            The actual principal amount               2      No commas(,) or dollar signs ($)    11
                         collected by the Servicer for the
                         current reporting cycle -- only
                         applicable for Actual/Actual Loans.

ACTL_NET_INT             The actual gross interest amount          2      No commas(,) or dollar signs ($)    11
                         less the service fee amount for the
                         current reporting cycle as reported
                         by the Servicer -- only applicable
                         for Actual/Actual Loans.

PREPAY_PENALTY_ AMT      The penalty amount received when a        2      No commas(,) or dollar signs ($)    11
                         borrower prepays on his loan as
                         reported by the Servicer.

PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for         2      No commas(,) or dollar signs ($)    11
                         the loan waived by the servicer.

MOD_DATE                 The Effective Payment Date of the                MM/DD/YYYY                          10
                         Modification for the loan.

MOD_TYPE                 The Modification Type.                           Varchar - value  can be alpha or    30
                                                                          numeric

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal         2      No commas(,) or dollar signs ($)    11
                         and interest advances made by
                         Servicer.

                                   EXHIBIT J-3

CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

     NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

     The numbers on the 332 form correspond with the numbers listed below.

     LIQUIDATION AND ACQUISITION EXPENSES:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          *    For escrow advances - complete payment history
               (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          *    REO repairs > $1500 require explanation

          *    REO repairs > $3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Servicing Officer certification

          *    Unusual or extraordinary items may require further documentation.

     13.  The total of lines 1 through 12.

     CREDITS:

     14-21. Complete as applicable. Required documentation:

          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

          *    Copy of EOB for any MI or gov't guarantee

          *    All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

     TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis (_____).

CALCULATION OF REALIZED LOSS/GAIN FORM 332

     Prepared by: ___________________   Date: ______________________________

     Phone: _________________________   Email Address: _____________________

Servicer Loan No.   Servicer Name   Servicer Address
-----------------   -------------   ----------------


     WELLS FARGO BANK, N.A. LOAN NO. ___________________________________________

     Borrower's Name: __________________________________________________________

     Property Address: _________________________________________________________

     LIQUIDATION TYPE: REO SALE   3RD PARTY SALE   SHORT SALE   CHARGE OFF

     WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN   YES   NO

     If "Yes", provide deficiency or cramdown amount ___________________________

LIQUIDATION AND ACQUISITION EXPENSES:
(1)  Actual Unpaid Principal Balance of Mortgage Loan   $________________ (1)
(2)  Interest accrued at Net Rate                        ________________ (2)
(3)  Accrued Servicing Fees                              ________________ (3)
(4)  Attorney's Fees                                     ________________ (4)
(5)  Taxes (see page 2)                                  ________________ (5)
(6)  Property Maintenance                                ________________ (6)
(7)  MI/Hazard Insurance Premiums (see page 2)           ________________ (7)
(8)  Utility Expenses                                    ________________ (8)
(9)  Appraisal/BPO                                       ________________ (9)
(10) Property Inspections                                ________________ (10)
(11) FC Costs/Other Legal Expenses                       ________________ (11)
(12) Other (itemize)                                     ________________ (12)
        Cash for Keys ________________________           ________________ (12)
        HOA/Condo Fees _______________________           ________________ (12)
        ______________________________________           ________________ (12)

     TOTAL EXPENSES                                     $________________ (13)

CREDITS:
(14) Escrow Balance                                     $________________ (14)
(15) HIP Refund                                          ________________ (15)
(16) Rental Receipts                                     ________________ (16)
(17) Hazard Loss Proceeds                                ________________ (17)
(18) Primary Mortgage Insurance / Gov't Insurance        ________________ (18a)
HUD Part A
                                                         ________________ (18b)
HUD Part B

(19) Pool Insurance Proceeds                             ________________ (19)
(20) Proceeds from Sale of Acquired Property             ________________ (20)
(21) Other (itemize)                                     ________________ (21)
     _________________________________________           ________________ (21)

     TOTAL CREDITS                                      $________________ (22)
TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                 $________________ (23)

ESCROW DISBURSEMENT DETAIL

    TYPE                  PERIOD OF
(TAX /INS.)   DATE PAID    COVERAGE   TOTAL PAID   BASE AMOUNT   PENALTIES   INTEREST
-----------   ---------   ---------   ----------   -----------   ---------   --------


Conditions Precedent

     8. The transactions contemplated by this AAR Agreement shall be conditioned upon the satisfaction of the following conditions precedent:

               (a) as of the termination date, the Company has been assigned a servicer rating by each of the Rating Agencies equal to or better than the servicer rating of PHH; and

               (b) the Company meets all requirements set forth in Section 3.20 of the Pooling and Servicing Agreement of a successor to PHH with respect to the Subject Mortgage Loans.

Miscellaneous

     9. All demands, notices and communications related to the Subject Mortgage Loans, the Wells Fargo Servicing Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

          a.   In the case of the Company,

               Wells Fargo Bank, N.A.
               1 Home Campus
               Des Moines, IA 50328-0001
               Attention: John B. Brown, MAC X2302-033
               Fax: (515) 324-3118

               with a copy to:

               Wells Fargo Bank, N.A.
               1 Home Campus
               Des Moines, Iowa 50328-0001
               Attention: General Counsel MAC X2401-06T

          b.   In the case of the Servicing Rights Owner,

               Merrill Lynch Mortgage Lending, Inc.
               World Financial Center
               North Tower
               New York, New York 10281
               Attention: MLMI 2006-AF2

          c.   In the case of the Depositor,

               Merrill Lynch Mortgage Investors, Inc.
               4 World Financial Center, 10th Floor
               New York, New York 10281
               Attention: MLMI 2006-AF2

          d.   In the case of the Master Servicer,

               Wells Fargo Bank, N.A.
               9062 Old Annapolis Road
               Columbia, Maryland 21045
               Attention: Client Manager - MLMI 2006-AF2

          e.   In the case of the Trustee,

               HSBC Bank USA, National Association
               452 Fifth Avenue
               New York, New York 10018
               Attention: Issuer Trust Services - Merrill Lynch Mortgage Investors, Inc.,
               MLMI Series 2006-AF2

     10. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law which shall govern), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     11. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     12. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which any party hereto may be merged or consolidated shall without the requirement for any further writing, be deemed to be parties hereto as if such entity was originally a signatory hereto.

     13. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     14. In the event that any provision of this AAR Agreement conflicts with any provision of Wells Fargo Servicing Agreement with respect to the Subject Mortgage Loans, the terms of this AAR Agreement shall control.

     15. Each party will pay any commissions, fees and expenses, including attorney's fees, it has incurred in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

                            [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

MERRILL LYNCH MORTGAGE LENDING, INC.
Servicing Rights Owner


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


MERRILL LYNCH MORTGAGE INVESTORS, INC.
Depositor


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


WELLS FARGO BANK, NATIONAL ASSOCIATION
Company


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


HSBC BANK USA, NATIONAL ASSOCIATION
Trustee for the holders of the Merrill
Lynch Mortgage Investors Trust, Series
2006-AF2, Mortgage Pass-Through Certificates


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


WELLS FARGO BANK, NATIONAL ASSOCIATION
Master Servicer and Securities
Administrator


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

For purposes of Section 1(c) of this AAR
Agreement only:
PHH MORTGAGE CORPORATION


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

                                  ATTACHMENT l

                         SUBJECT MORTGAGE LOAN SCHEDULE

                            [Intentionally Omitted]

                                  ATTACHMENT 2

                         WELLS FARGO SERVICING AGREEMENT


                                See Exhibit 99.3